Subsequent Events	9 Months Ended	12 Months Ended
	May 31, 2020	Aug. 31, 2019
Subsequent Events
Note 10 - Subsequent Events

On May 28, 2020, the Company, entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, and GSL Healthcare, Inc., a Nevada corporation (“GSL Healthcare”), and the holders of common stock of GSL Healthcare, which consisted of two stockholders. The closing date occurred on June 1, 2020.

Under the terms and conditions of the Share Exchange Agreement, the Company offered and sold 27,932,271 shares of common stock of the Company in consideration for all of the issued and outstanding shares of common stock of GSL Healthcare. The effect of the issuance is that former two GSL Healthcare shareholders now hold approximately 88.0% of the issued shares of common stock of the Company, and GSL Healthcare is now a wholly-owned subsidiary of the Company. GSL Healthcare has a general plan to be a health and wellness business. Until such time as the Company can formulate GSL Healthcare’s general business plan, the Company is not changing its current business.

In accordance with ASC 855, the Company has analyzed its operations subsequent to March 31, 2020 through the date these financial statements were issued, and has determined that it does not have any other material subsequent events to disclose in these financial statements.

On October 24, 2019, we issued 4,712 shares of common stock to Grays Peak Ventures LLC, an entity controlled by Scott Stevens, our President and a Director, pursuant to a Notice of Conversion dated October 24, 2019, of $110,000 of Convertible Promissory Notes and $7,808.22 of accrued interest thereon. The conversion rate under the Convertible Promissory Notes was the 10-day VWAP of shares of common stock on the OTC Markets, which was $25.00 per share on the date of conversion.